UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2016

WASTE CONNECTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NO. 1-31507

94-3283464

(I.R.S. Employer Identification No.)

3 Waterway Square Place, Suite 110, The Woodlands, TX, 77380

(Address of principal executive offices) (Zip code)

(832) 442-2200

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During our earnings conference call on February 9, 2016, we highlighted the following outlook for the first quarter and full year 2016.

(Dollar amounts are approximations)

For the first quarter of the year, we estimate our revenue to be approximately $515 million. We expect solid waste price and volume growth, on a combined basis, to exceed 5%. We estimate recycling, intermodal and other growth to be about negative 0.2%. We estimate revenue from E&P waste activity to be about $35 million. Adjusted EBITDA is estimated to be approximately $169 million, or about 32.8% of revenue. Depreciation and amortization expense is estimated to be about 13.3% of revenue.  Amortization of intangibles expense is estimated to be about $7.6 million, or almost $0.04 per diluted share. Operating income is estimated to be approximately $100.5 million, or about 19.5% of revenue.  We expect interest expense to be about $17 million. We expect our effective tax rate to be about 39.2%.  Noncontrolling interests expense is estimated to be about $200,000.  Our fully diluted share count is estimated to be about 123.3 million shares.

For the full year, in addition to the outlook provided in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2016, we expect solid waste price and volume growth, on a combined basis, to be between 4% and 4.5%. Free cash flow is estimated to be about 16.6% of revenue.

These estimates assume no change in the current economic and operating environment. They exclude any impact from our pending combination with Progressive Waste Solutions Ltd. and any additional acquisitions that may close during the year, along with acquisition-related integration and transaction costs.

Adjusted EBITDA is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a performance and valuation measure in the solid waste industry.  Management uses adjusted EBITDA as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations.  We define adjusted EBITDA as net income (loss), plus or minus income tax provision (benefit), plus interest expense, plus depreciation and amortization expense, plus closure and post-closure accretion expense, plus or minus any loss or gain on impairments and other operating items, plus other expense, less other income.  This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures.  Other companies may calculate this measure differently.

Free cash flow is considered a non-GAAP financial measure, and is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry.  Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations.  We define free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets, plus or minus change in book overdraft, plus excess tax benefit associated with equity-based compensation, less capital expenditures for property and equipment and distributions to noncontrolling interests.  This measure is not a substitute for, and should be used in conjunction with, GAAP liquidity or financial measures.  Other companies may calculate this measure differently.

The information furnished in Item 7.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements related to the Company’s expected first quarter and full year 2016 outlook for financial results. These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy.  Factors that could cause actual results to differ from those projected include, but are not limited to, the following:  (1) negative trends or volatility in crude oil prices may adversely affect the level of exploration, development and production activity of E&P companies and the demand for our E&P waste services; (2) our results are vulnerable to economic conditions; (3) our financial and operating performance may be affected by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (4) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses, and the success of our acquisitions; (5)  each business that we acquire or have acquired may have liabilities or risks that we fail or are unable to discover, or that become more adverse to our business than we anticipated at the time of acquisition; (6) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (7) our industry is highly competitive and includes larger and better capitalized companies, companies with lower prices, return expectations or other advantages, and governmental service providers, which could adversely affect our ability to compete and our operating results; (8) our indebtedness could adversely affect our financial condition and limit our financial flexibility; (9) price increases may not be adequate to offset the impact of increased costs, or may cause us to lose volume; (10) fluctuations in prices for recycled commodities that we sell and rebates we offer to customers may cause our revenues and operating results to decline; (11) the seasonal nature of our business and “event-driven” waste projects cause our results to fluctuate; (12) we may lose contracts through competitive bidding, early termination or governmental action; (13) alternatives to landfill disposal may cause our revenues and operating results to decline; (14) increases in labor costs could impact our financial results; (15) increases in the price of diesel or compressed natural gas fuel may adversely affect our collection business and reduce our operating margins; (16) labor union activity could divert management attention and adversely affect our operating results; (17) we could face significant withdrawal liability if we withdraw from participation in one or more multiemployer pension plans in which we participate and the accrued pension benefits are not fully funded; (18) pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements; (19) we may be subject in the normal course of business to judicial, administrative or other third-party proceedings that could interrupt or limit our operations, require expensive remediation, result in adverse judgments, settlements or fines and create negative publicity; (20) our financial results could be adversely affected by impairments of goodwill, indefinite-lived intangibles or property and equipment; (21) increases in insurance costs and the amount that we self-insure for various risks could reduce our operating margins and reported earnings; (22) we rely on computer systems to run our business and disruptions or privacy breaches in these systems could impact our ability to service our customers and adversely affect our financial results, damage our reputation, and expose us to litigation risk; (23) extensive and evolving environmental, health and safety laws and regulations may restrict our operations and growth and increase our costs; (24) our E&P waste business could be adversely affected by changes in laws regulating E&P waste; (25) our E&P waste business depends on the willingness of E&P companies to outsource their waste services activities; (26) changes in laws or government regulations regarding hydraulic fracturing could increase our customers’ costs of doing business and reduce oil and gas production by our customers, which could adversely impact our business; (27) future changes in laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results; (28) extensive regulations that govern the design, operation, expansion and closure of landfills may restrict our landfill operations or increase our costs of operating landfills; (29) our financial results are based upon estimates and assumptions that may differ from actual results; (30) our accruals for our landfill site closure and post-closure costs may be inadequate; (31) we depend significantly on the services of the members of our senior and regional management team, and the departure of any of those persons could cause our operating results to suffer; (32) our decentralized decision-making structure could allow local managers to make decisions that may adversely affect our operating results; (33) liabilities for environmental damage may adversely affect our financial condition, business and earnings; and (34) if we are not able to develop and protect intellectual property, or if a competitor develops or obtains exclusive rights to a breakthrough technology, our financial results may suffer. These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

	BY:	/s/ Worthing F. Jackman
Date: February 9, 2016
Worthing F. Jackman,
Executive Vice President and
Chief Financial Officer